                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                             TOWER PROPERTIES COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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    (5) TOTAL FEE PAID:

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    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                           TOWER PROPERTIES COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 12, 2000


      The annual meeting of the stockholders of Tower Properties Company will be held in Suite 1215 in the Commerce Tower, Kansas City, Missouri, on April 12, 2000 at ten o'clock a.m., Kansas City Time, for the following purposes:

      1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 2003.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of Business on February 22, 2000 as the time for which the stockholders of Tower Properties Company entitled to notice and to vote at the meeting shall be determined.

                                          By Order of the Board of Directors
                                          ROBERT C. HARVEY, III
                                          Secretary

March 7, 2000

      It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly.

                               PROXY STATEMENT
                           TOWER PROPERTIES COMPANY
                        ANNUAL MEETING APRIL 12, 2000

SOLICITATION:

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 100, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held April 12, 2000. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by employees of the Company, and brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so. This proxy statement and accompanying proxy will first be sent to stockholders on or about March 7, 2000. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised.

      Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares") and the former Tower Properties Company ("Old Tower"). Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company").

VOTING SECURITIES:

      Only stockholders at the close of business on February 22, 2000 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 182,809 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares present at the meeting in person or proxy is required to elect a nominee as a director and shares not voted for a nominee (whether by abstention, broker non-votes or otherwise) will not count as affirmative votes and will have the same effect as votes against such nominee.

ACTION TO BE TAKEN UNDER THE PROXY:

      The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anticipated that any nominee will be unable or unwilling to serve if elected to office. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                           ELECTION OF DIRECTORS

      The Articles of Incorporation provide for a Board of Directors consisting of six (6) persons. There are two (2) "Class I" directors who serve until the annual stockholders meeting in 2002; two (2) "Class II" directors who serve until 2000; and two (2) "Class III" directors who serve until 2001. At each annual meeting of stockholders, the directors constituting one class are elected for a three year term. Neil T. Douthat, a Class I director, resigned on November 18, 1999, thus, there is one vacancy on the Board of Directors, which has not been filled to date.

      Two (2) "Class II" directors will be elected at the 2000 annual meeting and it is intended that shares represented by proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

      Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.

The following are nominees for election:


NAME, AGE AND                                   PRINCIPAL OCCUPATION
POSITION WITH              SERVED AS            DURING PAST FIVE YEARS
COMPANY                 DIRECTOR SINCE          & OTHER DIRECTORSHIPS
-------------           --------------          ---------------------
Class II to serve until annual meeting in 2003.
David W. Kemper         October 24, 1989        President and Director
49                                              of Commerce Bancshares
                                                since 1982. Chairman,
                                                President and CEO of
                                                Commerce Bancshares
                                                since November 1991.
                                                Chairman, President and
                                                CEO of Commerce Bank, N.A.
                                                since December of 1997.
                                                Chairman and CEO of Commerce
                                                Bank, St. Louis, 1986-1997.
                                                Director of Ralcorp Hold-
                                                ings and Wave Technologies,
                                                Inc.  David W. Kemper is the
                                                son of James M. Kemper,
                                                Jr. and brother of
                                                Jonathan M. Kemper.

Brian D. Everist        October 24, 1989        President of Intercontinental
49                                              Engineering - Manufacturing
                                                Corp. - heavy manufacturing
                                                since May 1987.

                                      3

The following directors of the Company will continue after the 2000 annual meeting:

Class III to serve until annual meeting in 2001.

Thomas R. Willard       July 15, 1997           President of the Company since
45                                              July 1997. Joined Company in
                                                June of 1997. President of
                                                Bliss Associates, Inc., a real
                                                estate appraisal firm, prior
                                                thereto.

Jonathan M. Kemper      October 24, 1989        Commerce Bank, N.A. (hereafter
46                      (Director of Old        "Commerce Bank"), 1982 to
                        Tower from 2/19/85      present. Vice-Chairman since
                        to 1/90)                January 1995. President from
                                                December 1985 to January 1995.
                                                Vice Chairman of Commerce
                                                Bancshares since November 1991.
                                                Jonathan M. Kemper is the son
                                                of James M. Kemper, Jr. and the
                                                brother of David W. Kemper. He
                                                is a director of Commerce Bank
                                                and Commerce Bancshares.

Class I to serve until annual meeting in 2002.

James M. Kemper, Jr.    October 24, 1989        Chairman of the Company and past
78                      (Director of Old        president. Mr. Kemper was a
                        Tower from 1/23/58      director of Commerce Bancshares
                        to 1/90)                until April 16, 1997. James M.
                                                Kemper, Jr. is the father of
                                                Jonathan M. Kemper and David W.
                                                Kemper.

Currently vacant

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:
---------------------------------------------------------------

      The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of February 22, 2000.


 TITLE        NAME AND ADDRESS              AMOUNT AND NATURE       PERCENT
  OF                 OF                            OF                  OF
 CLASS        BENEFICIAL OWNER            BENEFICIAL OWNERSHIP       CLASS
-----------------------------------------------------------------------------
Common        Commerce Bank <F1>                23,592  <F1a>        17.17%
              as Fiduciary,                      7,615  <F1b>
              922 Walnut
              Kansas City, MO

      The following stock ownership pertains to the directors and officers as of February 22, 2000:

Common        James M. Kemper, Jr. <F2>         26,422               14.45%
              David W. Kemper <F3>              28,967               15.85%
              Jonathan M. Kemper <F4>           27,448               15.01%
              Brian D. Everist                     564                 .31%
              All directors and officers        83,401               45.62%
                as a group (9 persons)

Footnotes:
<F1>  All stock registered in name of Commerce Bank is held in a representative capacity, and Commerce Bank has no beneficial ownership. Shares reflected under Commerce Bank do not include 48,619 shares in which Commerce Bank in a representative capacity has some voting or investment authority if the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan M. Kemper.

      <F1a> Commerce Bank has sole voting and sole investment authority.
      <F1b> Commerce Bank has shared voting and shared investment authority.

<F2>  Includes 19,050 shares in trusts under which James M. Kemper, Jr. Is co-trustee but has no equitable ownership. Of such shares, he has shared voting and shared investment authority over 13,903 shares and sole voting and sole investment authority over 5,147 shares. Includes 324 shares in a foundation in which Mr. Kemper has voting and investment authority.

                                      5

<F3>  Includes 1,316 shares in trusts under which David W. Kemper is co-trustee with shared voting and investment authority, but no equitable ownership, and includes 8,060 shares in custodial accounts over which David W. Kemper has investment power, but no voting or equitable ownership. Does not include 12,417 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include 1,506 shares owned beneficially by his wife.

<F4>  Includes 14,495 shares in trusts under which Jonathan M. Kemper is co-trustee with shared voting and investment authority but no equitable ownership. Does not include 19,591 shares in trust for benefit of David
      W. Kemper over which David W. Kemper has sole investment authority and David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,506 shares owned beneficially by his wife.

                                 EXECUTIVE OFFICERS
                                                   Served as             Business Exp.
Name and Age               Position              Officer Since           Past 5 Years
-----------------------------------------------------------------------------------------
James M. Kemper, Jr.       Chairman of Board    October 24, 1989        Chairman of Board
78                                              (Officer of Old         and past Presi-
                                                Tower from 2/58         dent of Company.
                                                to 1/90)

Thomas R. Willard          President            July 15, 1997           Employee of Com-
45                                                                      pany since June
                                                                        1997 - Officer
                                                                        since July
                                                                        1997. Prior
                                                                        thereto, Presi-
                                                                        dent of Bliss
                                                                        Associates Inc.

Robert C. Harvey, III      Vice President/      October 29, 1998        Employee of Com-
38                         Secretary            January 19, 1999        pany since May,
                                                                        1998 - officer
                                                                        since October,
                                                                        1998. Previously
                                                                        Controller of
                                                                        Whitney E. Kerr
                                                                        and Company 2/93
                                                                        to 4/95, Curry
                                                                        Investment Company
                                                                        4/95 to 2/96,
                                                                        Van Meter
                                                                        Knitware, Inc.,
                                                                        2/96 to 4/97,
                                                                        Uhlman Company,
                                                                        4/97 to 5/98.

                                      6

Margaret V. Allinder       Vice President/      October 29, 1998        Employee of Com-
47                         Asst. Secretary                              pany since 1971.
                                                                        Assistant
                                                                        Secretary since
                                                                        1977.

E. Gibson Kerr             Vice President       January 19, 1999        Employee of Com-
36                                                                      pany since Nov-
                                                                        ember of 1977.
                                                                        Officer since
                                                                        January of 1999.
                                                                        Prior to join-
                                                                        ing Company,
                                                                        principal with
                                                                        Colliers Turley
                                                                        Martin (1992-
                                                                        1997.

Daniel R. Ellerman         Vice President       November 2, 1999        Employee of Com-
60                                                                      pany since July
                                                                        of 1987.
                                                                        Officer since
                                                                        November 1999.

                                         SUMMARY COMPENSATION TABLE
                                                                  Long Term Compensation
                                        Annual                       Number of Stock       All Other
        Name and                     Compensation                        Options            Compen-
    Principal Position      Year        /Salary          Bonus           Granted           sation<F1>
-----------------------------------------------------------------------------------------------------
James M. Kemper, Jr.        1999      $ 91,663             0              2,000                0
Chairman and CEO            1998       100,000             0              5,000                0
                            1997       100,000             0              5,000                0

Thomas R. Willard           1999       156,157          $15,000             0               $1,437
President                   1998       117,500           10,000             0                1,137
                            1997        67,708<F2>       10,000             0                  0

Robert C. Harvey, III       1999        74,630            2,500             0                  302
Vice President/Secretary    1998        45,450<F3>         0                0                  0
                            1997          0                0                0                  0

E. Gibson Kerr              1999       156,339             0                0                1,173
Vice President              1998       109,538             0                0                   89
                            1997         6,154             0                0                  0

<F1>  Amounts paid or accrued under the Company's 401(K) Plan
<F2>  From June, 1997 to December 31, 1997.
<F3>  From May, 1998 to December 31, 1998.

                     OPTION GRANTS IN CALENDAR YEAR 1999

The following table sets forth information regarding each stock option granted during calendar year 1999 to the one individual named in the Summary Compensation Table to whom a stock option was granted.

                                           Percent of
                         Number of           Total
                           Shares           Options
                         Underlying        Granted to
                          Options          Employees          Exercise
                          Granted          in Fiscal           Price           Expiration
Name                       <F1>               Year           ($)/Share            Date
------------------------------------------------------------------------------------------
James M. Kemper, Jr.       2,000              100%            $156.00           1/26/04

<F1>  This option was granted on January 19, 1999, and was exercisable in full beginning on the date of grant.

                         AGGREGATED OPTION EXERCISES DURING CALENDAR YEAR 1999
                                AND OPTION VALUES ON DECEMBER 31, 1999
                                                          Number of             Value of
                                                            Shares            Unexercised
                                                          Underlying          In-The-Money
                                                         Unexercised           Options at
                         Number of                        Options at            12/31/99
                           Shares                          12/31/99         Fiscal Year-End
                        Acquired On       Value          Exercisable/         Exercisable/
   Name<F1>               Exercise       Realized       Unexercisable        Unexercisable
--------------------------------------------------------------------------------------------
James M. Kemper, Jr.       2,000            0                 0                    0

<F1>  No executive officer held stock options at any time during 1999 other than James M. Kemper, Jr.

                              COMPENSATION PLANS
PENSION PLAN

      The Company maintained a pension plan until October 31, 1999, at which date, the pension plan was terminated. The employees covered by the plan will receive distribution of the accrued benefit, but the distribution has not been made at this date. It is estimated that the directors and officers covered by the plan will receive distribution of amounts approximately as follows:

            James M. Kemper, Jr.               $20,080
            Thomas R. Willard                   13,025
            Robert C. Harvey, III                1,500
            Margaret V. Allinder                30,415
            E. Gibson Kerr                       2,294
            Daniel R. Ellerman                  19,351

401K PLAN

      The Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to 13.5% of the employee's compensation, but not to exceed $10,000.00 annually.

      The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contribution which is in excess of 6% of the employee compensation.

      The Company may also make discretionary contributions which, if made, will be allocated in proportion to the eligible employees compensation.

      Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

      Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability, dies or incurs a hardship (as defined in the plan) and when participant reaches 59 1/2 years of age (provided participant is fully vested).

      During the year ending December 31, 1999, the Company's matching contributions under the plan on behalf of Mr. Willard were $1,437; on behalf of Mr. Harvey were $302; on behalf of Ms. Allinder were $765; on behalf of Mr. Kerr were $1,173; on behalf of Mr. Ellerman were $1,152; and on behalf of all present executive officers of Company as a group were $4,829.

                             STOCK PURCHASE PLAN

      Effective July 1, 1990, the Company adopted a Stock Purchase Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account.
The Company will annually add to the special accounts 25% of the amount contributed by each participating director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 1999, the amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:

                         Amount                               Shares
    Director           Contributed       Company 25%         Acquired
David W. Kemper          $4,000           $1,000.00             31
Jonathan M. Kemper        3,750              937.50             30
Neil T. Douthat           4,000            1,000.00             31
Brian D. Everist          4,000            1,000.00             31

      Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth above.

                                 TRANSACTIONS

      James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 8.3% of Commerce Bancshares, Inc., parent of Commerce Bank. David W. Kemper is Chairman of the Board and President of Commerce Bancshares, Inc. and Commerce Bank. Jonathan M. Kemper is Director and Vice Chairman of the Board of Commerce Bank and of Commerce Bancshares, Inc.

      During 1999, the Company performed construction work for Commerce Bank, and the Company leased office space, parking space and lots to Commerce Bank. For the year 1999, the Company received rents, utility charge reimbursement and construction payments from Commerce Bank of $4,754,792. The Company provided steam, commercial office building management, parking, parking facility management and services to CB Building Corp.(owned by Commerce Bank N.A. Kansas City) and Delaware Redevelopment Corp. (owned by Commerce Bancshares, Inc.). For said services, the Company received $1,284,995 during the year 1999. Each of the services provided by the Company and the amount of payment was the result of arms length negotiations.

      The Company has a line of credit of $18,000,000 with Commerce Bank. The line of credit has been used primarily to complete the construction of Phase IV of the New Mark apartment complex, complete construction on the Tower parking garage and cover operating expenses. In addition, the line of credit has been used to fund letters of credit on Hillsborough Apartments ($65,000), New Mark Phase III ($385,000), New Mark Phase IV ($1,149,500), Real Estate Bond Issue ($6,656,000), and in conjunction with retirement plan ($201,481). It is anticipated that the New Mark Phase III letter of credit will be released by April 1, 2000. The balance of the line of credit as of February 18, 2000, was $5,393,019.

                            ACCOUNTING INFORMATION

      Arthur Andersen LLP, independent public accountants, were employed by Old Tower on July 17, 1973, and served as accountants and auditors for Old Tower until the merger on January 29, 1990. Arthur Andersen LLP, were employed as accountants and auditors of the Company effective January 1, 1990 and have served since that date. A representative of Arthur Andersen LLP will be present at the stockholders meeting. That representative will be available to make statements concerning the audit and to answer any questions presented from the floor. Arthur Andersen LLP will perform the 1999 audit for the Company. The accounting firm to perform independent accounting services for 2000 has not yet been selected.

                  DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2001 annual meeting must be received at the Company's office, Suite 100, Commerce Tower, Kansas City, Missouri 64105, not later than November 8, 2000, to be included in the proxy statement and on the proxy form.

                                OTHER MATTERS

      The Board of Directors has no standing, audit, or nominating committees or committees performing similar functions. The compensation committee met once during the calendar year 1999. During 1999, the compensation committee consisted of Neil Douthat and Brian Everist. Mr. Douthat resigned as a director on November 18, 1999 and thus, is not currently a member of the compensation committee. During the past fiscal year the Company held four regular and no special Board of Directors meetings. Each director, except for salaried officers, was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

      The Company will furnish to any person who was a stockholder on February 22, 2000 (without charge) a copy of the Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission upon such person's written request for the same, which request must contain a good faith representation that, as of February 22, 2000 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Robert C. Harvey, III, Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      E. Gibson Kerr became a Vice President of the Company on January 19, 1999. A Form 3 should have been filed with the SEC by February 10, 1999, but was not filed until March 9, 1999. Mr. Kerr owns no stock in the Company at this time and did not own stock in the Company at the time he became an officer.

      The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                              By Order of the Board of Directors

                              ROBERT C. HARVEY, III
                              Secretary
March 7, 2000